                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         DATE OF REPORT: APRIL 21, 2005
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

                             ----------------------

           COLORADO                       0-28484               84-1232688
-------------------------------         ------------        -------------------
(State or other jurisdiction of         (Commission           (IRS Employer
 incorporation or organization)         File Number)        Identification No.)


                  4580 FLORENCE STREET, DENVER, COLORADO 80238
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  This information set forth under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                  On April 21, 2005, QualMark Corporation (the "Company") issued a press release announcing its earnings for the first quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1. The Company also held a conference call on April 21, 2005 at 11:00am EST to discuss the April 21, 2005 press release.


ITEM 9.01         FINANCIAL STATEMENT AND EXHIBITS

                  (c)      Exhibits.

                           99.1 Press Release dated April 21, 2005; relating to the Company's results for the first quarter ended March 31, 2005.

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                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     QUALMARK CORPORATION
                                                     (Registrant)


Date: April 21, 2005                                 By: /s/ CHARLES D. JOHNSTON
                                                         -----------------------
                                                         Charles D. Johnston
                                                         President & CEO


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                                 EXHIBIT INDEX

EXHIBIT NO.                              DESCRIPTION
-----------                              -----------
   99.1           Press Release dated April 21, 2005; relating to the Company's results for the first quarter ended March 31, 2005.